UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2018

Churchill Downs Incorporated
(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                             ☐

Item 7.01.	Regulation FD Disclosure.
On July 16, 2018, Churchill Downs Incorporated (“CDI”) announced that it had entered into a tax-efficient partial liquidation agreement to acquire the remaining 50% ownership interest of the Casino at Ocean Downs and Ocean Downs Racetrack located in Berlin, Maryland owned by Saratoga Casino Holdings LLC (“SCH”) in exchange for CDI’s 25% interest in SCH, which is the parent company of Saratoga Casino and Raceway in Saratoga Springs, New York and Saratoga Casino Black Hawk in Black Hawk, Colorado (the “Transaction”). The closing of the Transaction is subject to the satisfaction or waiver of specified closing conditions, including the approval of all applicable gaming authorities. The Transaction is expected to close in the second half of this year.
A copy of the press release announcing the Transaction is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits
99.1Press Release dated July 16, 2018 issued by Churchill Downs Incorporated.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this Current Report on Form 8-K are made pursuant to the Act. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. These statements involve substantial known and unknown risks and uncertainties that could cause CDI’s actual plans and results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to, the risks and uncertainties associated with the timing, conditions and receipt of regulatory approvals and satisfaction of other closing conditions in connection with the Transaction; unexpected costs relating to the Transaction; disruption of management time from ongoing business operations due to the Transaction; adverse effects on the market price of CDI’s common stock relating to announcements regarding the Transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; and the risk factors set forth in CDI’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent reports filed with the SEC. Forward-looking statements should be considered in light of these risks and uncertainties and speak only as of the date the statements were made. Except as required by law, CDI assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

Date: July 16, 2018	By:	/s/ Bradley K. Blackwell
	Name:	Bradley K. Blackwell
	Title:	Senior Vice President, General Counsel and Secretary